UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No.1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2015

SPARTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road Suite 1000 Schaumburg, Illinois		60173-2213
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 762-5800
Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 20, 2015, Sparton Corporation (“Sparton”) filed a Current Report on Form 8-K (the “April 20 Form 8-K”) to report that Sparton and Sparton Hunter Corporation, a California corporation (“Sparton Hunter”) and wholly owned subsidiary of Sparton had entered into an Agreement and Plan of Merger dated April 14, 2015 (the “Agreement”) with Hunter Technology Corporation, a California corporation (“Hunter”) and Joseph F. O’Neil, an individual, as representative for certain Hunter stockholders and optionholders (the “Representative”).  Pursuant to the Agreement, effective April 14, 2015 (the “Closing Date”), Sparton Hunter merged with and into Hunter, with Hunter as the surviving corporation (the “Merger”), and Sparton purchased all of Hunter’s outstanding common stock for an aggregate purchase price of $55,000,000, including certain amounts payable to Hunter’s optionholders and the repayment by Sparton of certain indebtedness of Hunter. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement as filed with the April 20 Form 8-K as Exhibit 10.1, which is incorporated herein by reference.
This amendment to the April 20 Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Hunter Technology Corporation, as of and for the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the related independent auditor’s report of BDO USA, LLP, are filed as Exhibit 99.1 to this report and incorporated herein by reference.
The unaudited condensed consolidated financial statements of Hunter Technology Corporation, as of and for the three months ended March 31, 2015 and March 31, 2014 and notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed combined statement of income for the year ended June 30, 2014, unaudited pro forma condensed combined statement of income for the nine months ended March 31, 2015, unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)	Exhibits

Exhibit 23.1	Consent of BDO USA, LLP.

Exhibit 99.1
Audited consolidated financial statements of Hunter Technology Corporation, as of and for the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the related independent auditor’s report of BDO USA, LLP.

Exhibit 99.2	Unaudited consolidated financial statements of Hunter Technology Corporation, as of and for the three months ended March 31, 2015 and March 31, 2014 and notes related thereto.

Exhibit 99.3
The unaudited pro forma condensed combined statement of income for the year ended June 30, 2014, unaudited pro forma condensed combined statement of income for the nine months ended March 31, 2015, unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION

Dated: June 30, 2015	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, LLP.

99.1
Audited consolidated financial statements of Hunter Technology Corporation, as of and for the years ended December 31, 2014 and December 31, 2013, the notes related thereto and the related independent auditor’s report of BDO USA, LLP.

99.2	Unaudited consolidated financial statements of Hunter Technology Corporation, as of and for the three months ended March 31, 2015 and March 31, 2014 and notes related thereto.

99.3
The unaudited pro forma condensed combined statement of income for the year ended June 30, 2014, unaudited pro forma condensed combined statement of income for the nine months ended March 31, 2015, unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the notes related thereto.